UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23490

Exact name of registrant as specified in charter:	Aberdeen Standard Global Infrastructure Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2021, originally filed with the Securities and Exchange Commission on December 6, 2021 (Accession Number 0001104659-21-146692). The purpose of this amendment is to file as an additional exhibit the copies of the Registrant's notices to stockholders, which accompanied distributions paid, pursuant to the Registrant's Managed Distribution Policy since the Registrant's last filed N-CSR as required by the terms of the Registrant's SEC exemptive order. Except as set forth above (and the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b)), this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1. Reports to Stockholders.

Aberdeen Standard Global Infrastructure Income Fund (ASGI)

Annual Report
September 30, 2021

abrdn.com

Stable Distribution Plan (unaudited)

The Board of Trustees of the Aberdeen Standard Global Infrastructure Income Fund (the "Fund") has authorized a Stable Distribution Plan of paying monthly distributions at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021. The Fund's current monthly distribution is set at a rate of $0.1083 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's exemptive order. The Fund's Board of Trustees may amend or terminate the Stable Distribution Plan at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the Stable Distribution Plan. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's Stable Distribution Plan.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

The distributions for the fiscal year ended September 30, 2021 consisted of 93% ordinary income and 7% net long-term realized gain.

In January 2022, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2021 calendar year.

Aberdeen Standard Global Infrastructure Income Fund

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Standard Global Infrastructure Income Fund (the "Fund") for the fiscal year ended September 30, 2021. The Fund's principal investment objective is to seek to provide a high level of total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments from around the world.

Total Investment Return1

For the fiscal year ended September 30, 2021, the total return to shareholders of the Fund based on the net asset value and market price, respectively, compared to the Fund's primary benchmark are as follows:

NAV[2,3]	22.4%
Market Price[2]	21.5%
S&P Global Infrastructure	22.1%
Index[4]

The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance, please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 5).

NAV, Market Price and Premium(+)/Discount(-)

	NAV	Closing Market Price	Premium(+)/ Discount (-)
9/30/2021	$22.27	$19.93	-10.5%
9/30/2020	$19.43	$17.51	-9.9%

Throughout the period ended September 30, 2021, the Fund's NAV was within a range of $19.03 to $23.87 and the Fund's market price traded within a range of $16.23 to $22.35 for the same time period. Throughout the period ended September 30, 2021, the Fund's shares traded within a range of a premium(+)/discount(-) of -5.8% to -18.8%.

Stable Distribution Policy

The Fund has a stable distribution policy of paying a monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

Distributions to common shareholders for the fiscal year ended September 30, 2021 totaled $1.30 per share. Based on the market price of $19.93 on September 30, 2021, the annualized distribution rate was 6.5%. Based on the NAV of $22.27 on September 30, 2021, the annualized distribution rate was 5.9%.

Effective for the 2022 fiscal year, the Board approved a Stable Distribution Plan that the Fund would pay a fixed monthly distribution of US$0.1083, commencing with the distribution paid on October 29, 2021. On October 11, 2021 and November 9, 2021, the Fund announced that it will pay on October 29, 2021 and November 30, 2021, respectively, a distribution of U.S. $0.1083 per share to all shareholders of record as of October 22, 2021 and November 19, 2021, respectively.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

2	Assuming the reinvestment of dividends and distributions.

3	The Fund's total return is based on the reported net asset value ("NAV") for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

4	The S&P Global Infrastructure Index is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Standard Global Infrastructure Income Fund	1

Letter to Shareholders (unaudited) (concluded)

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available by August 31 of the relevant year: (1) without charge, upon request, by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

COVID-19

Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company's future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies.

Investor Relations Information

As part of abrdn's Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenasgi.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in abrdn's Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements are available at https://www.abrdn.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds.

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences;

•	Email: Investor.relations@abrdn.com; or

•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Standard Global Infrastructure Income Fund

Report of the Investment Adviser (unaudited)

Market/economic review

Stock markets globally rose significantly over the 12-month reporting period ended September 30, 2021. COVID-19 was still the dominant factor at the beginning of the reporting period, although stock markets had already begun their recovery from the lows of March 2020.

Supportive monetary and fiscal policy was prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank (ECB) ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly US$2.8 trillion. In August 2021, the U.S. Senate passed the US$1 trillion infrastructure deal.

Global markets fell at the beginning of the reporting period, reversing some recent gains. In November 2020, however, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled again in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks' continued accommodative monetary, and a strong corporate earnings reporting season. The MSCI World Index reached a record high in August 2021, but sold off in September amid investors' growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe.

Fund performance review

Aberdeen Standard Global Infrastructure Income Fund returned 22.4% on a net asset value basis for the 12-month reporting period ended September 30, 2021, marginally outperforming the 22.1% return of its benchmark, the S&P Global Infrastructure Index. Fund performance was bolstered by overall positioning in the utilities sector and the exposure to the communication services sector, which is not represented in the benchmark index. The largest individual stock contributors to the Fund's performance for the reporting period were Tower Bersama Infrastructure Tbk, an Indonesian telecommunication-tower provider, and Travel Centers of America, an operator of full-service travel centers and truck stops in the U.S., along with the lack of exposure to Iberdrola SA, a Spain-based global electric utility company.

Tower Bersama Infrastructure is one of the largest telecommunication tower providers in Indonesia. The company is benefiting from favorable trends in the industry, including tower densification and tower acquisitions. Telecommunication companies continue to invest in their networks, which benefits tower providers. Tower Bersama also completed its IBST tower deal, resulting in the addition of 4,400 tenants. Travel Centers of America is the largest publicly traded full-service truck stop and travel center company in the U.S. Its shares rallied sharply over the reporting period as the company's new chief executive officer appears to be making progress toward its reorganization plan to improve profitability by growing revenues and margins. The company's second quarter results significantly beat consensus estimates. The absence of a holding in Iberdrola SA, a constituent of the benchmark S&P Global Infrastructure Index, benefited the Fund's relative performance for the reporting period as Iberdrola SA's shares sold off after the Spanish government said it may implement a gas windfall tax.

An underweight allocation to the energy sector and stock selection in the industrials sector weighed on Fund performance for the reporting period. The primary individual stock detractors from Fund performance included the lack of exposure to Targa Resources Corp., Cheniere Energy Inc., and Oneok Inc. Targa Resources is a midstream1 company that has assets in the Permian basin. The company recently completed a large expansion project and has started to reduce debt. Cheniere Energy Inc., exports liquid natural gas. The stock price rallied throughout the year as more liquefied natural gas (LNG) terminals2 came online. We believe that this should lead to a decrease in capital spending and higher free cash flow. Cheniere Energy also benefited from wide international gas price spreads. Oneok, Inc. is a U.S.-based midstream oil service provider. The company benefited from rising oil prices and its shares rallied along with the overall midstream energy market over the reporting period. Furthermore, Oneok's management is focusing on deleveraging the company's balance sheet.

1	Midstream refers to one of the three major stages of oil and gas industry operations. Midstream activities include the processing, storing, transporting and marketing of oil, natural gas, and natural gas liquids.

2	A LNG terminal is a facility for managing the import and/or export of liquefied natural gas.

Aberdeen Standard Global Infrastructure Income Fund	3

Report of the Investment Adviser (unaudited) (concluded)

We are pleased with the Fund's progress thus far in the private-investment area. The Fund has formally closed four private investments, that in our view, offer strong near-term pipelines of distinctive opportunities. The Fund's completed private investments comprise several underlying subsectors across renewable power, environmental infrastructure, and water infrastructure and midstream energy. We believe that these deals are a strong complement to the Fund's portfolio of publicly traded companies and will have a notable allocation in the Fund moving forward.

The monthly distribution reflects the Fund's current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund's investment strategy over the reporting period During the12-month period ended September 30, 2021, the distributions comprised dividends and short- and long-term capital gains, and did not include a return of capital.

Outlook

Global stocks may be headed for a period of volatility as investors mull conflicting signals. Developed western economies seem to be recovering at a steady clip as they emerge from the effects of the previous Covid-19 wave. The resumption of business though, has met with supply side constraints, which have pushed raw material and product prices higher, prompting key central banks to closely monitor inflationary pressures and consider appropriate tightening measures. Elsewhere, while the coronavirus appears to be endemic, the accelerating pace of vaccine production and inoculations should help many countries achieve herd immunity in the near future and assist in keeping their economies open.

Amid the sentiment-driven market conditions, we remain committed to our fundamental analysis-based stock-picking strategies. This is supported by our proprietary research platform, currently staffed by an experienced team that has successfully navigated many past crises. Consequently, we continue to seek attractively valued companies that, in our view, have resilient, well-run businesses that are adapting well to the changing landscape, and are poised for the growth recovery, while actively engaging with management to ensure robust corporate governance and environmental sustainability standards.

Looking ahead, we expect infrastructure spending in the U.S. to increase under the administration of President Joe Biden. We believe that the Biden Administration's policies will be supportive of exchange-listed infrastructure companies, as there are both direct and indirect beneficiaries in the Fund's investment universe. Additionally, we think that investor sentiment for renewables could remain supported by government stimulus programs globally. For example, the European Union (EU) announced a new initiative, "Fit for 55%," that calls for the reduction of greenhouse gas emissions by 55% (versus 1990 levels) by 2030. This was an increase from the previous reduction target of 40%.While "Fit for 55%" is just in the proposal stage and likely will be modified before the EU Parliament and member states approve it, we feel that it could have a meaningful impact on infrastructure spending. Furthermore, following the 26th Conference of the Parties (COP 26) global climate summit in Glasgow, Scotland, in November of 2021, focus is turning to the implementation of the 2015 Paris Agreement. The long-term ambition of that agreement is to limit global warming to well within two degrees Celsius when compared to pre-industrial levels in an effort to address climate change.

Aberdeen Standard Investments Inc.

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company's future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies.

4	Aberdeen Standard Global Infrastructure Income Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund's benchmark for the 1-year and since inception periods ended September 30, 2021.

	1 Year	Since Inception 7/29/20
Net Asset Value (NAV)	22.4%	15.9%
Market Price	21.5%	5.4%
S&P Global Infrastructure Index	22.1%	15.7%

Performance of a $10,000 Investment (as of September 30, 2021)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. The Fund's total investment return is based on the reported NAV on the financial reporting period ended September 30, 2021. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenasgi.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the fiscal year ended September 30, 2021, was 1.78%.

Aberdeen Standard Global Infrastructure Income Fund	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors, expressed as a percentage of net assets as of September 30, 2021.

Sectors	As a Percentage of Net Assets
Industrials	32.7%	(1)
Utilities	28.3%	(1)
Communication Services	16.5%
Energy	7.7%
Private Equity	6.1%
Real Estate	4.8%
Materials	1.8%
Consumer Discretionary	1.1%
Information Technology	0.7%
Short-Term Investment	0.3%
	100.0%

(1)	The sectors, as classified by GICS, are comprised of several industries. As of September 30, 2021, the Fund did not have more than 25% of its assets invested in any industry. As of September 30, 2021, the Fund's holdings in the Industrials sector were allocated to four industries: Transportation Infrastructure (15.5%), Road & Rail (8.8%), Construction & Engineering (8.0%), Commercial Services & Supplies (0.4%). As of September 30, 2021, the Fund's holdings in the Utilities sector were allocated to five industries: Multi-Utilities (10.6%), Electric Utilities (8.9%), Independent Power & Renewable Electricity Producers (7.9%), Water Utilities (0.9%).

The following chart summarizes the composition of the Fund's portfolio by geographic classification expressed as a percentage of net assets as of September 30, 2021:

Countries	As a Percentage of Net Assets
United States	39.4%
Spain	10.5%
France	8.4%
Brazil	6.2%
Italy	5.8%
United Kingdom	4.1%
China	3.9%
Canada	3.9%
Germany	3.8%
Indonesia	2.4%
Philippines	2.0%
Argentina	2.0%
Mexico	1.6%
Luxembourg	1.5%
Malaysia	1.3%
Norway	1.3%
Netherlands	1.0%
Japan	0.9%
100.0%

6	Aberdeen Standard Global Infrastructure Income Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten holdings as of September 30, 2021:

Name of Security	As a Percentage of Net Assets
Ferrovial SA	3.1%
Cellnex Telecom SA	3.1%
CCR SA	2.8%
Enbridge, Inc.	2.6%
Cresta Highline Co-Invest Fund I (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	2.6%
Williams Cos., Inc. (The)	2.5%
Kinder Morgan, Inc.	2.5%
Crown Castle International Corp., REIT	2.5%
RWE AG	2.4%
EDP Renovaveis SA	2.4%

Aberdeen Standard Global Infrastructure Income Fund	7

Consolidated Portfolio of Investments

September 30, 2021

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—99.7%
COMMON STOCKS—93.6%
ARGENTINA—2.0%
Industrials—1.1%
Corp. America Airports SA(a)	364,800	$2,053,824
Materials—0.9%
Loma Negra Cia Industrial Argentina SA, ADR	251,200	1,791,056
BRAZIL—6.2%
Communication Services—1.0%
Telefonica Brasil SA, ADR	261,900	2,032,344
Industrials—4.3%
CCR SA	2,534,100	5,444,424
Rumo SA(a)	969,000	2,987,561
		8,431,985
Utilities—0.9%
Omega Geracao SA(a)	290,000	1,708,341
CANADA—3.9%
Energy—2.6%
Enbridge, Inc.	129,400	5,155,159
Industrials—1.3%
Canadian Pacific Railway Ltd.	39,200	2,550,744
CHINA—3.9%
Industrials—2.3%
COSCO SHIPPING Ports Ltd.	2,778,100	2,399,375
Zhejiang Expressway Co. Ltd., Class H	2,532,000	2,088,140
		4,487,515
Information Technology—0.7%
GDS Holdings Ltd., ADR(a)	24,600	1,392,606
Utilities—0.9%
Beijing Enterprises Water Group Ltd.	4,724,000	1,849,165
FRANCE—8.4%
Industrials—5.1%
Eiffage SA	31,900	3,224,033
Getlink SE	133,500	2,085,488
Vinci SA	45,300	4,711,599
		10,021,120
Utilities—3.3%
Engie SA	200,600	2,624,488
Veolia Environnement SA	130,700	3,993,641
		6,618,129

8	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Portfolio of Investments (continued)

September 30, 2021

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
GERMANY—3.8%
Communication Services—1.4%
Vantage Towers AG	80,265	$ 2,726,026
Utilities—2.4%
RWE AG	135,700	4,785,917
INDONESIA—2.4%
Communication Services—2.4%
Sarana Menara Nusantara Tbk PT	30,491,500	2,810,255
Tower Bersama Infrastructure Tbk PT	9,749,300	2,008,909
		4,819,164
ITALY—5.8%
Communication Services—1.3%
Infrastrutture Wireless Italiane SpA (b)	222,500	2,478,211
Industrials—1.6%
Atlantia SpA(a)	162,600	3,068,535
Materials—0.9%
Buzzi Unicem SpA	82,400	1,871,661
Utilities—2.0%
Enel SpA	521,400	4,001,858
JAPAN—0.9%
Industrials—0.9%
East Japan Railway Co.	24,400	1,724,424
LUXEMBOURG—1.5%
Communication Services—1.5%
SES SA, ADR	332,800	2,967,307
MALAYSIA—1.3%
Industrials—1.3%
Malaysia Airports Holdings Bhd(a)	1,597,500	2,627,190
MEXICO—1.6%
Industrials—1.6%
Promotora y Operadora de Infraestructura SAB de CV	460,500	3,182,663
NETHERLANDS—1.0%
Communication Services—1.0%
Koninklijke KPN NV	636,900	2,004,171
NORWAY—1.3%
Communication Services—1.3%
Telenor ASA	146,700	2,469,253
PHILIPPINES—2.0%
Industrials—2.0%
International Container Terminal Services, Inc.	1,035,900	3,960,018

Aberdeen Standard Global Infrastructure Income Fund	9

Consolidated Portfolio of Investments (continued)

September 30, 2021

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SPAIN—10.5%
Communication Services—3.1%
Cellnex Telecom SA (b)	98,700	$ 6,093,743
Industrials—5.0%
Aena SME SA(a)(b)	21,200	3,666,362
Ferrovial SA	210,245	6,136,771
		9,803,133
Utilities—2.4%
EDP Renovaveis SA	191,200	4,744,027
UNITED KINGDOM—4.1%
Communication Services—1.4%
Vodafone Group PLC, ADR	173,100	2,674,395
Utilities—2.7%
National Grid PLC, ADR	55,200	3,291,576
SSE PLC	100,500	2,116,040
		5,407,616
UNITED STATES—33.0%
Communication Services—2.1%
DISH Network Corp., Class A(a)	55,000	2,390,300
T-Mobile US, Inc.(a)	14,500	1,852,520
		4,242,820
Consumer Discretionary—1.1%
TravelCenters of America, Inc.(a)	43,900	2,185,781
Energy—5.1%
Kinder Morgan, Inc.	296,300	4,957,099
Williams Cos., Inc. (The)	193,000	5,006,420
		9,963,519
Industrials—6.4%
CoreCivic, Inc., REIT(a)	97,000	863,300
Dycom Industries, Inc.(a)	23,700	1,688,388
Kansas City Southern	14,400	3,897,216
Norfolk Southern Corp.	14,500	3,469,125
Union Pacific Corp.	14,100	2,763,741
		12,681,770
Real Estate—4.8%
American Tower Corp., REIT	15,600	4,140,396
Crown Castle International Corp., REIT	28,000	4,852,960
GEO Group, Inc. (The), REIT	58,400	436,248
		9,429,604

10	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Portfolio of Investments (concluded)

September 30, 2021

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities—13.5%
American Electric Power Co., Inc.	28,000	$ 2,273,040
Atlantica Sustainable Infrastructure PLC	100,800	3,478,608
CenterPoint Energy, Inc.	83,000	2,041,800
Clearway Energy, Inc., Class C	89,700	2,715,219
CMS Energy Corp.	69,300	4,139,289
Evergy, Inc.	31,600	1,965,520
FirstEnergy Corp.	93,000	3,312,660
NextEra Energy, Inc.	48,300	3,792,516
Vistra Corp.	169,500	2,898,450
		26,617,102
Total Common Stocks		184,621,896
PRIVATE EQUITY—6.1%(a)(c)(d)(e)
BT Co-Invest Fund, L.P (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(c)(g)	–	3,000,000
CAI Co-Invest LP (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(c)(g)	–	827,709
Cresta BBR Co-Invest BL LLC(c)(f)	–	3,183,242
Cresta Highline Co-Invest Fund I (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(c)(g)	–	5,056,452
Total Private Equity		12,067,403
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(h)	496,510	496,510
Total Short-Term Investment		496,510
Total Investments (Cost $177,243,304)(i)—100.0%		197,185,809
Liabilities in Excess of Other Assets—0.0%		(419)
Net Assets—100.0%		$ 197,185,390

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Restricted security, not readily marketable. See Note 2(b) of the accompanying Notes to Consolidated Financial Statements.
(d)	Illiquid security.
(e)	Private Equity Investments. See Note 6 of the accompanying Notes to Consolidated Financial Statements.
(f)	Cresta Blocker invests 100% of its capital in Cresta Fund LP, in which the Fund's percent of ownership is approximately 18%.
(g)	Aberdeen Standard Global Infrastructure Income Fund BL, LLC invests 100% of its capital in BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP and Cresta Highline Co-Invest Fund in which the Fund's percent of ownership is approximately 9%, 8% and 32%, respectively.
(h)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2021.
(i)	See accompanying Notes to Consolidated Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Aberdeen Standard Global Infrastructure Income Fund	11

Consolidated Statement of Assets and Liabilities

As of September 30, 2021

Assets
Investments, at value (cost $176,746,794)	$196,689,299
Short-term investments, at value (cost $496,510)	496,510
Foreign currency, at value (cost $93,528)	92,593
Interest and dividends receivable	223,911
Tax reclaim receivable	126,544
Prepaid expenses	8,531
Total assets	197,637,388
Liabilities
Investment management fees payable (Note 3)	227,187
Director fees payable	42,847
Investor relations fees payable (Note 3)	16,403
Administration fees payable (Note 3)	13,463
Other accrued expenses	152,098
Total liabilities	451,998

Net Assets	$197,185,390
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 8,855
Paid-in capital in excess of par	176,949,440
Distributable earnings	20,227,095
Net Assets	$197,185,390
Net asset value per common share based on 8,855,000 shares issued and outstanding	$ 22.27

See Notes to Consolidated Financial Statements.

12	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Statement of Operations

For the Year Ended September 30, 2021

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $378,016)	$ 5,291,676
Interest income	135
Total Investment Income	5,291,811
Expenses
Investment management fee (Note 3)	2,646,202
Directors' fees and expenses	165,264
Administration fee (Note 3)	156,812
Legal fees and expenses	111,860
Independent auditors' fees and expenses	86,650
Insurance expense	79,200
Investor relations fees and expenses (Note 3)	66,014
Custodian's fees and expenses	54,000
Reports to shareholders and proxy solicitation	46,752
Transfer agent's fees and expenses	16,434
Miscellaneous	53,584
Net expenses	3,482,772

Net Investment Income	1,809,039
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	9,741,628
Foreign currency transactions	(73,486)
9,668,142
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	25,208,826
Foreign currency translation	(8,146)
25,200,680
Net realized and unrealized gain from investments and foreign currency translations	34,868,822
Net Increase in Net Assets Resulting from Operations	$36,677,861

See Notes to Consolidated Financial Statements.

Aberdeen Standard Global Infrastructure Income Fund	13

Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Period Ended September 30, 2020(a )

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 1,809,039	$ 159,117
Net realized gain from investment and foreign currency related transactions	9,668,142	20,580
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	25,200,680	(5,264,210)
Net increase/(decrease) in net assets resulting from operations	36,677,861	(5,084,513)

Distributions to Shareholders from:
Distributable earnings	(11,507,958)	–
Net decrease in net assets from distributions	(11,507,958)	–
Issuance of 0 and 8,855,000 common shares, respectively (Note 5)	–	177,000,000
Change in net assets from capital transactions	–	177,000,000
Net increase/(decrease) in net assets	25,169,903	171,915,487

Net Assets:
Beginning of year	172,015,487	100,000
End of year	$197,185,390	$172,015,487

(a)  For the period from July 29, 2020 (commencement of operations) through September 30, 2020.

Amounts listed as "–" are $0 or round to $0.

See Notes to Consolidated Financial Statements.

14	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Financial Highlights

	For the Fiscal Year Ended September 30, 2021	For the Period Ended September 30, 2020(a)
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of year	$19.43	$20.00
Net investment income	0.20	0.02
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.94	(0.59)
Total from investment operations applicable to common shareholders	4.14	(0.57)
Distributions to common shareholders from:
Net investment income	(1.20)	–
Net realized gains	(0.10)	–
Total distributions	(1.30)	–
Net asset value per common share, end of year	$22.27	$19.43
Market value, end of year	$19.93	$17.51
Total Investment Return Based on(c):
Market value	21.54%	(12.45%	)
Net asset value	22.39%	(2.85%	)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$197,185	$172,015
Average net assets applicable to common shareholders (000 omitted)	$196,015	$177,052
Net operating expenses	1.78%	2.00%	(d)(e)
Net investment income	0.92%	0.55%	(d)
Portfolio turnover	28%	–	(f)

(a)	For the period from July 29, 2020 (commencement of operations) through September 30, 2020.

(b)	Based on average shares outstanding.

(c)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

(d)	Annualized.

(e)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period covered by the report.

(f)	Not annualized.

Amounts listed as "–" are $0 or round to $0.

See Notes to Consolidated Financial Statements.

Aberdeen Standard Global Infrastructure Income Fund	15

Notes to Financial Statements

September 30, 2021

1. Organization

Aberdeen Standard Global Infrastructure Income Fund (the "Fund") is a non-diversified (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), closed-end management investment company. The Fund was organized as a Maryland statutory trust on November 13, 2019 and seeded with an initial capital amount of $100,000 on June 19, 2020. It commenced operations on July 29, 2020. The Fund's investment objective is to seek to provide a high level of total return with an emphasis on current income. The investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Basis for Consolidation for the Fund

Aberdeen Standard Global Infrastructure Income Fund BL, LLC (the "Subsidiary"), a Delaware corporation, was incorporated on September 28, 2020 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund's investment objective and policies as described in the Fund's prospectus. The Consolidated Schedule of Portfolio Investments ("CSOI") includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

16	Aberdeen Standard Global Infrastructure Income Fund

Notes to Financial Statements (continued)

September 30, 2021

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund invests in infrastructure investments through private investment funds, which represented 6.1% of the net assets of the Fund as of September 30, 2021. The Fund follows the guidance issued in ASU 2015-07 Topic 820, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), and values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjusted a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund's net asset value could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$122,663,605	$61,958,291	$–	$184,621,896
Short-Term Investment	496,510	–	–	496,510
Total	$123,160,115	$61,958,291	$–	$185,118,406
Private Equity(a)				12,067,403
Total Investments				$197,185,809

(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

Amounts listed as "–" are $0 or round to $0.

Aberdeen Standard Global Infrastructure Income Fund	17

Notes to Financial Statements (continued)

September 30, 2021

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

18	Aberdeen Standard Global Infrastructure Income Fund

Notes to Financial Statements (continued)

September 30, 2021

g. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986 ("the Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

For federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a corporation for tax purposes and will be required to pay corporate income tax on its earnings. Net losses of the Subsidiary are not deductible by the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years will be subject to such review when available.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on investments.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Standard Investments Inc. ("ASII") (to be known as abrdn Inc. effective January 1, 2022) and Aberdeen Asset Managers Limited ("AAML") serve as the Fund's Investment Adviser and Sub-Adviser, respectively, pursuant to an investment advisory agreement (the "Advisory Agreement") and sub-advisory agreement (the "Sub-Advisory Agreement") with the Fund. ASII and AAML (collectively, the "Advisers") are wholly-owned indirect subsidiaries of abrdn plc (formerly known as "Standard Life Aberdeen plc"). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

As compensation for its services to the Fund, ASII receives an annual investment advisory fee of 1.35% based on the Fund's average daily Managed Assets, computed daily and payable monthly. "Managed Assets" is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). Under the Sub-Advisory Agreement, ASII is responsible for the payment of fees to AAML. For the fiscal year ended September 30, 2021, ASII earned $2,646,202 for advisory services.

b. Fund Administration:

ASII is the Fund's Administrator, pursuant to an agreement under which ASII receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund's average daily net assets. For the fiscal year ended September 30, 2021, ASII earned $156,812 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII will provide and/or engage third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

During the fiscal year ended September 30, 2021, the Fund incurred investor relations fees of approximately $66,014. For the year ended

Aberdeen Standard Global Infrastructure Income Fund	19

Notes to Financial Statements (continued)

September 30, 2021

September 30, 2021, ASII did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended September 30, 2021, were $54,949,495 and $52,142,084, respectively.

5. Capital

The Fund is authorized to issue 100,000,000 common shares with par value $0.001. As of September 30, 2021, there were 8,855,000 common shares issued and outstanding.

6. Private Equity Investments

Certain of the Fund's investments, listed in the chart below, are restricted as to resale and are valued at net asset value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Commitment	Funded	Unfunded	Cost	Fair Value at 9/30/21	Percent of Net Assets	Cumulative Distributions Received
BT Co-Invest Fund, L.P. (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	7/1/21	$3,000,000	$3,000,000	$0	$3,000,000	$3,000,000	1.52	$–
CAI Co-Invest LP (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	10/27/20	3,000,000	813,326	2,186,674	863,028	827,709	0.42	–
Cresta BBR Co-Invest BL LLC	9/28/20	3,000,000	3,000,000	0	3,000,000	3,183,242	1.61	–
Cresta Highline Co-Invest Fund I (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	7/22/21	5,000,000	5,000,000	0	5,056,452	5,056,452	2.57	–
Total		$14,000,000	$11,813,326	$2,186,674	$11,919,480	$12,067,403	6.12	$–

The Fund may incur certain costs in connection with the disposition of the above securities. The Fund invests in other closed end investment vehicles with lock up provisions for the life of those vehicles, which can be up to 10 years or more.

7. Portfolio Investment Risks

The following describes certain risks of investing in the Fund. This is not a complete list of risk factors. Please see the back of this shareholder report for more information about these and other risks.

a. Infrastructure-Related Investments Risk:

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. For more information about the specific risks by which infrastructure-related issuers may be particularly affected, please see the back of this shareholder report.

b. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

20	Aberdeen Standard Global Infrastructure Income Fund

Notes to Financial Statements (continued)

September 30, 2021

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

c. Risks Associated with Emerging Markets

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

d. Private Investment Company Securities Risk:

The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and the Fund will be required to rely on the ability of the Adviser and Subadviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If the Adviser or Subadviser are unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and the Fund may lose some or all of its investment in these securities. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund's investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, the Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions.

See additional information about the risks posed by private investments in the back of this shareholder report.

e. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Utility Sector Risk. When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

f. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price

Aberdeen Standard Global Infrastructure Income Fund	21

Notes to Financial Statements (continued)

September 30, 2021

received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

g. Market Events Risk:

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund's investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK's departure from the EU ("Brexit") could negatively affect the value and liquidity of a Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition.

Please read the prospectus for more detailed information regarding these and other risks.

8. Recent Regulatory Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Funds.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

22	Aberdeen Standard Global Infrastructure Income Fund

Notes to Financial Statements (continued)

September 30, 2021

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of September 30, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$178,182,845	$24,235,031	$(5,232,067)	$19,002,964

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

	September 30, 2021	September 30, 2020
Distributions paid from:
Ordinary Income	$10,628,449	$–
Net long-term capital gains	879,509	–
Total tax character of distributions	$11,507,958	$–

As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	1,230,166
Total undistributed earnings	$–
Capital loss carryforward	–	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	18,996,929	**
Total accumulated earnings/(losses) – net	$20,227,095

*	On September 30, 2021, the Fund did not have a a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies

The Company may hold certain portfolio company investments through its consolidated taxable subsidiary. Such subsidiary may be subject to U.S. federal and state corporate-level income taxes. The consolidated subsidiary recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the tax basis of certain assets and liabilities and the reported amounts included in the accompanying consolidated balance sheet using the applicable statutory tax rates in effect for the year in which any such temporary differences are expected to reverse.

At September 30, 2021, the Fund recorded a deferred tax asset (DTA) of $53,585 primarily associated with net operating loss carryforwards and a corresponding valuation allowance of $53,585 against such asset in recognition of the Fund's conclusion that it may not be able to utilize these losses in future years. The Fund utilized an effective tax rate of 29% to record its DTA.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses, distribution re-designations, REIT Investments and U.S. blocker expenses allocation. These reclassifications have no effect on net assets or NAVs per share.

Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(141,705)	$141,705

Aberdeen Standard Global Infrastructure Income Fund	23

Notes to Financial Statements (concluded)

September 30, 2021

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of September 30, 2021, other than as noted.

Effective for the 2022 fiscal year, the Board approved a Stable Distribution Plan that the Fund would pay a fixed monthly distribution of US$0.1083, commencing with the distribution paid on October 29, 2021. On October 11, 2021 and November 9, 2021, the Fund announced that it will pay on October 29, 2021 and November 30, 2021, a distribution of US $0.1083 per share to all shareholders of record as of October 22, 2021 and November 19, 2021, respectively.

24	Aberdeen Standard Global Infrastructure Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Standard Global Infrastructure Income Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Aberdeen Standard Global Infrastructure Income Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period from July 29, 2020 through September 30, 2020, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the year then ended and for the period from July 29, 2020 through September 30, 2020. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year or period in the two year period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
November 24, 2021

Aberdeen Standard Global Infrastructure Income Fund	25

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended September 30, 2021:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
10/9/20	0.108300	0.000000	0.000000	0.108300	0.003887	0.112187	0.062598	0.011567
11/10/20	0.108300	0.000000	0.000000	0.108300	0.000000	0.108300	0.062598	0.011166
12/9/20	0.108300	0.000000	0.000000	0.108300	0.000000	0.108300	0.062598	0.011166
1/29/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
2/26/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
3/31/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
4/30/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
5/28/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
6/30/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
7/30/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
8/31/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
9/30/21	0.108300	0.012284	0.000000	0.096016	0.004311	0.100328	0.048606	0.057357
Total	1.299600	0.110556	0.000000	1.189044	0.042686	1.231739	0.625248	0.550112
(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on May 27, 2021. The description of the proposal and number of shares voted at the meeting are as follows:

To elect one Class I Trustee to the Board of Trustees to serve for a three-year term:

	Votes For	Votes Withheld
John Sievwright	7,049,907	32,710

26	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended September 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, and (iii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.

Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund

The Fund is managed by the Adviser's and Subadviser's Global Equity Team, which is responsible for the Fund's public infrastructure investments, and the Real Assets Team, which is responsible for the Fund's private/direct infrastructure investments. The portfolio managers of the Adviser and the Subadviser are responsible for the day-to-day management of their respective sleeves of the Fund's overall investment portfolio. Effective July 31, 2021, Jim Gasperoni departed the Adviser and Donal Reynolds was added as a portfolio manager of the Fund joining the current team of Dominic Byrne, Martin Connaghan, Joshua Duitz, and Ryan Sullivan. Donal is an Investment Director in the Global Equity Team and is lead Portfolio Manager for the Global Equity SICAV and the Global Focused Funds (OIEC & SICAV), as well as being co-lead of the Global Innovation Fund. Donal joined abrdn in 2006 as an Investment Process Analyst. In 2010, he transferred to the US Equity Team in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this Donal worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. Donal graduated with an MA in Chinese Studies and a BSC in Management. Additionally he holds the Investment Management Certificate and is a CFA Charterholder.

Investment Objectives and Policies

The Fund's investment objective is to seek to provide a high level of total return with an emphasis on current income. There is no assurance that the Fund will achieve its investment objective. The investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments around the world.

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in U.S. and non-U.S. infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer's assets consist of infrastructure assets or (ii) at least 50% of the issuer's gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities and sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets – unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its total assets) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

•	the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•	the company has its principal securities trading market in a country outside the U.S.; and/or

•	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

It is currently anticipated that, under normal circumstances, the Fund's investments in emerging market issuers will not exceed 30% of the Fund's total assets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of foreign countries.

The Fund's investment portfolio generally will be comprised of the following:

• Public Infrastructure Investments. The Fund will, under normal circumstances, invest at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund

Aberdeen Standard Global Infrastructure Income Fund	27

Additional Information Regarding the Fund (unaudited) (continued)

intends to invest include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of any market capitalization. During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its 15-year term, the Fund may invest up to 100% of its total assets in public infrastructure investments.

• Private/Direct Infrastructure Investments. Under normal circumstances, the Fund will invest at least 10%, and currently intends to generally invest closer to 25%, of its total assets, measured at the time of investment, in infrastructure assets through private transactions ("Private Infrastructure Opportunities"). A "private transaction" means an investment in infrastructure assets through the purchase of securities in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Private Infrastructure Opportunities include investments in: (i) sponsor vehicles created for the purpose of investing in private infrastructure companies or assets, as described below; (ii) private infrastructure operating companies; and (iii) to a lesser extent, private equity funds that invest in infrastructure assets. Private Infrastructure Opportunities may include investments alongside other funds or accounts advised by the Adviser or its affiliates in certain infrastructure assets ("Co-Investment Opportunities") or on a stand-alone basis alongside other investors ("Stand-Alone Opportunities"). Unless and until the Fund receives an exemptive order from the U.S. Securities and Exchange Commission ("SEC") to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Certain Co-Investment Opportunities and Standalone Opportunities may be issued by sponsor vehicles structured, for administrative and/or tax purposes, as funds that would be investment companies but for the provisions of Section 3(c)(1) or 3(c)(7) of the 1940 Act ("sponsor vehicles"). Such sponsor vehicles do not generally have the same characteristics as funds relying on Section 3(c)(1) or 3(c)(7) that are commonly known as "private equity funds". The Fund will not invest in funds commonly known as "private equity funds". The Fund will invest no more than 15% of its net assets, measured at the time of investment, in all sponsor vehicles and no more than 3% of its net assets, measured at the time of investment, in a single sponsor vehicle. In addition, at all times, the Fund will own only a minority ownership interest (i.e., less than 50%) in any sponsor vehicle in which it invests.

As a result of the relatively limited availability of Private Infrastructure Opportunities, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities, and a higher percentage of its assets invested in publicly listed infrastructure issuers, during the initial 24 months following inception. In addition, as the

Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new investments in Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments. During such periods, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities.

In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. To the extent the Fund invests in derivative instruments that provide economic exposure to infrastructure-related issuers, such investments will be counted for purposes of the Fund's 80% investment policy. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.

In selecting public infrastructure investments, the Adviser's and Sub-Adviser's Global Equity Team employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. As active equity investors, ASI uses deep fundamental research, responsible stewardship around environmental, social and governance factors and a disciplined investment process to pursue the Fund's investment objective.

With respect to the Fund's private/direct infrastructure investments, ASI's real assets investment team's (the "Real Assets Team") process combines the team's expertise in sourcing, diligencing and monitoring Private Infrastructure Opportunities developed over the past decade. ASI maintains a database of hundreds of industry contacts and tracks a vast number of investment opportunities on an ongoing basis. ASI uses this informational advantage, combined with first hand research, a disciplined due diligence process and its experience and understanding of the infrastructure sector and the related risks, in order to select Private Infrastructure Opportunities that the team believes will help it achieve the Fund's investment objective. The Real Assets Team pursues Private Infrastructure Opportunities as a means of dynamically allocating capital and taking advantage of specific market opportunities. The Adviser believes that these opportunities can generate incremental returns depending on the timing and quality of available opportunities.

The Fund may invest up to 20% of its net assets in securities issued by companies that are not infrastructure companies. The Fund may also invest in debt securities, which the Fund currently expects will consist primarily of short-term debt obligations, cash or cash equivalents at times when deemed favorable by the Adviser.

The Fund intends to achieve the income component of its investment objective by investing in dividend-paying listed equity securities and

28	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

Private Infrastructure Opportunities. Until the Fund is invested in Private Infrastructure Opportunities in accordance with its investment policies, up to 5% of the Fund's total assets may be invested in accordance with a dividend capture strategy whereby the Fund may buy a security prior to the record date of its dividend and sell such security after the record date of its dividend. See "Operational Risks – Portfolio Turnover Risk," below.

Unless otherwise stated herein or in the statement of additional information, the Fund's investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund's policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. infrastructure-related issuers may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days' written notice before implementation of the change in compliance with SEC rules. Unless otherwise stated, these investment restrictions apply at the time of purchase; the Fund will not be required to reduce a position due solely to market price fluctuations.

During the period in which the Fund is investing the net proceeds of its offering, the Fund may deviate from its investment policies by investing the net proceeds in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities. Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities. In addition, immediately leading up to the date of the Fund's dissolution, as described in its Declaration of Trust (the "Termination Date"), in connection with an Eligible Tender Offer (as defined in the Fund's prospectus), the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, the Fund may not achieve its investment objective.

INVESTMENT SECURITIES

The types of securities in which the Fund may invest include, but are not limited to, the following:

Equity securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer's bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.

Common Stock. Holders of common stock generally have voting rights with respect to the issuer, however, the Fund does not expect to have voting control with respect to any of the issuers of listed equity securities in which it invests, and it will not have voting control with respect to some or all of the Fund's private investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer's creditors, including holders of debt securities, and holders of the issuer's preferred stock. Holders of common stock also may receive dividends, however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer's common equity, however, their claims to the assets of the issuer are subordinated to the claims of the issuer's creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

Depositary Receipts. Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts ("ADRs") are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts ("GDRs") may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts ("EDRs") are issued in Europe and used in bearer form in European markets.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may lack liquidity.

Restricted securities, including securities of private companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private

Aberdeen Standard Global Infrastructure Income Fund	29

Additional Information Regarding the Fund (unaudited) (continued)

transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

Non-U.S. securities

The Fund may invest without limit in securities issued by non-U.S. issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. It is currently anticipated that, under normal circumstances, the Fund may invest up to 30% of its total assets in securities of emerging market issuers.

Temporary investments

Pending investment of the proceeds of the offering (which the Fund expects may take up to approximately one month following the closing of the offering), the Fund may invest offering proceeds in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities. The Fund also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities.

Portfolio turnover

The Fund's annual portfolio turnover rate may vary greatly from year to year. The Fund may engage in frequent and active trading of portfolio securities, but does not intend to do so under normal circumstances. The Fund's portfolio turnover is expected to be higher during the initial 12-24 months following the closing of the offering as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities.

Although the Fund's portfolio turnover rate cannot be accurately predicted, following the completion of the Private Infrastructure Opportunities approximately 24 months following the closing of the offering, the Fund expects to maintain relatively low turnover of its core investment portfolio. During its initial investment period, however, the Fund's annual turnover rate may exceed 100%. A high turnover rate involves greater transaction costs for the Fund and may result in greater realization of taxable capital gains.

Allocation of investment opportunities

The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same or similar investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical or similar investment objectives, whereby a portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser and Sub-Adviser have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate ASI based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate

30	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

The Adviser also has adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser's and Sub-Adviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser, the Sub-Adviser and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.

The 1940 Act and a rule thereunder impose limits on the Fund's ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a "negotiated transaction") arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction.

To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, non-public information, however, it is the Adviser's intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund's investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.

The Adviser, the Sub-Adviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund's behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Adviser and the Sub-Adviser that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Adviser and the Sub-Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Fund. See "Operational Risks – Potential Conflicts of Interest," below.

Hedging and risk management

The Fund may utilize derivative instruments for hedging and risk management purposes. In particular, the Fund may use foreign currency contracts to hedge currency exposure from time to time, but it is not required to hedge its currency exposure.

Risk Factors

The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund's common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment

Aberdeen Standard Global Infrastructure Income Fund	31

Additional Information Regarding the Fund (unaudited) (continued)

objective. The value of an investment in the Fund's common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's common shares you should consider carefully the following principal risks of investing in the Funds.

General

Management Risk. The Fund's ability to achieve its investment objective is directly related to the Adviser's and the Sub-Adviser's investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Adviser and the Sub-Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Adviser and the Sub-Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Adviser and the Sub-Adviser will continue to be associated with the Adviser or Sub-Adviser for any length of time. The loss of the services of one or more key employees of the Adviser or Sub-Adviser could have an adverse impact on the Fund's ability to realize its investment objective.

Asset Allocation Risk. The Fund's investment performance depends, at least in part, on how the Adviser allocates and reallocates the Fund's assets among the various asset classes and security types in which the Fund may invest. Such allocation decisions could cause the Fund's investments to be allocated to asset classes and security types that perform poorly or underperform other asset classes and security types or available investments.

Non-Diversified Risk. The Fund is classified as a "non-diversified" investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer than a diversified fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Limited Term and Tender Offer Risk. The Fund is scheduled to dissolve as of the Termination Date. The Fund's investment policies are not designed to return to common shareholders their original net asset value or purchase price. The final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund's net asset value at such time. Depending on a variety of factors, including the performance of the Fund's investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with its termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, although tendering shareholders will receive an amount equal to net asset value for their shares in an Eligible Tender Offer, given the nature of certain of the Fund's investments, the Fund's net asset value may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund's termination may be less than the Fund's net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund's net asset value per share on the expiration date of the Eligible Tender Offer.

Because the Fund's assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Given the nature of certain of the Fund's investments, particularly the Private Infrastructure Opportunities, the Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund's net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interest of the Fund, the Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of the Fund's investment strategies. There can be no assurance that the Adviser and the Sub-Adviser will be successful in their efforts to minimize any detrimental effects on the Fund's investment performance caused by the Fund's obligation to liquidate its investment portfolio and distribute all of its liquidated net

32	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

assets to common shareholders of record on the Termination Date. In particular, the Adviser and the Sub-Adviser may face difficulties exiting the Private Infrastructure Opportunities on or prior to the Termination Date at favorable prices, if at all. In addition, as the Fund approaches the Termination Date, the Fund may invest the proceeds of sold, matured or called securities in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect the Fund's investment performance. In the course of the liquidation, the Fund must continue to satisfy the asset diversification requirements to qualify as a RIC for federal income tax purposes, which may also have a negative effect on the Fund's investment performance. If the Fund fails to comply with these requirements, it may be liable for federal income tax in the year of the liquidation. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of its total assets.

If the Fund conducts an Eligible Tender Offer, it anticipates that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in any outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with the Fund's termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect its investment performance. If the Fund's tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to common shareholders. In addition, the Fund's purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund's total assets resulting from payment for the tendered common shares. Such reduction in the Fund's total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund's investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Fund's net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Fund's net assets totaling greater than the Termination Threshold, the Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a vote of the shareholders. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining common shareholders may only be able to sell their common shares at a discount to net asset value. See "– Operational Risks – Market Discount Risk."

Infrastructure-related investments risk

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks that infrastructure-related issuers may be particularly affected by or subject to:

Regulatory Risk. Infrastructure-related issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the

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Additional Information Regarding the Fund (unaudited) (continued)

imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure-related issuers' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Developing Industries Risk. Some infrastructure-related issuers are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such issuers may not result in viable commercial products. These issuers may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure-related issuers in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than issuers in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Regional or Geographic Risk. This risk arises where an infrastructure-related issuer's assets are not movable. Should an event that somehow impairs the performance of an infrastructure-related issuer's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure-related issuers. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain issuers located in the affected areas, and significant volatility in the products or services of infrastructure-related issuers could adversely impact the prices of the securities of such issuer.

Volume Risk. The revenue of many infrastructure – related issuers may be impacted by the number of users who use the products or services produced by the infrastructure-related issuer. A significant decrease in the number of users may negatively impact the profitability of an infrastructure-related issuer.

Environmental Risk. Infrastructure-related issuers can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure-related issuers significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure-related issuers may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.

Project Risk. To the extent the Fund invests in infrastructure-related issuers which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications.

Strategic Asset Risk. Infrastructure-related issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. There is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure-related issuer fail to make such services available, users of such services may incur significant damage and may be unable to mitigate any such damage, thereby heightening any potential loss.

Operation Risk. The long-term profitability of an infrastructure-related issuer may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure-related issuer fail to efficiently maintain and operate the assets, the infrastructure-related issuer's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure-related issuer. Failure by the infrastructure-related issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk. Infrastructure-related issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure-related issuer and the value of any securities or other instruments it has issued.

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Additional Information Regarding the Fund (unaudited) (continued)

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure-related issuers than for the economy as a whole.

Inflation Risk. Many infrastructure-related issuers may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure-related issuers may decline in value in times of higher inflation rates. The prices that an infrastructure-related issuer is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure-related issuer.

Financing Risk. From time to time, infrastructure-related issuers may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure-related issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

In addition, as discussed more fully below under "– Industry Specific Risks," infrastructure-related issuers are subject to risks that are specific to the industry in which they operate. Certain of these industries have been impacted, or may be impacted in the future, by COVID-19. In particular, the transportation industry and certain portions of the energy industry have been negatively impacted by restrictions on travel and related declines in the price of oil. Other infrastructure industries have shown resilience in light of COVID-19, for example, communications and necessary assets, such as utilities; however, there is no guarantee as to how these industries, or the Fund's investments generally, will perform in the future. The Adviser intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. For more information about risks related to COVID-19, see "– Recent Events Risk."

Industry specific risks

The following is a summary of industry specific risks that infrastructure-related issuers may be particularly affected by or subject to:

Utility Sector Risk. When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Communications Sector Risk. The communications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world can be arbitrary and unpredictable. Companies in the communications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete. Communications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the communications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Transportation Infrastructure Sector Risk. Issuers in the transportation infrastructure sector can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure sector may be adversely affected by adverse weather, pandemics, acts of terrorism or catastrophic events, such as air

Aberdeen Standard Global Infrastructure Income Fund	35

Additional Information Regarding the Fund (unaudited) (continued)

accidents, train crashes or tunnel fires. Most recently, the transportation infrastructure sector was negatively impacted by COVID-19 and the resulting restrictions on travel. Companies in the transportation infrastructure sector may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.

Energy Infrastructure Sector Risk. The Fund is subject to adverse economic, environmental, business, regulatory or other occurrences affecting the energy infrastructure sector. The energy infrastructure sector has historically experienced substantial price volatility. Most recently, the energy infrastructure sector was negatively impacted by reduced demand for oil and other energy commodities and resulting declines in commodity prices as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Companies operating in the energy infrastructure sector are subject to specific risks that could cause the value of the Fund to decline, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; pandemics; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

Social Assets Sector Risk. Social infrastructure assets are those that accommodate social services, including, for example, courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing. Social assets are subject to additional risks to those of other investments in the infrastructure sector, such as political, regulatory and social risks. Most social infrastructure assets generate fixed cash flows based on the regulatory framework set by the governments that operate the projects. Social infrastructure projects may operate as public-private partnerships. Ambiguous risk-sharing arrangements between private capital providers and government entities can increase the risks related to future liabilities of social infrastructure projects.

Market events risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.

Recent events risk.

COVID-19. Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID 19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in this prospectus, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Adviser, Sub-Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Sub-Adviser, and the Fund's service providers' personnel during the pandemic;

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Additional Information Regarding the Fund (unaudited) (continued)

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020 ("Brexit"). The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. During a prescribed period (the "Transition Period"), which ended on December 31, 2020, certain transitional arrangements were in effect, such that the United Kingdom continued to be treated, in most respects, as if it were still a member of the European Union, and generally remained subject to European Union law. On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the

European Union-United Kingdom Trade and Cooperation Agreement (the "TCA"). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom's future economic, trading and legal relationships with the European Union and with other countries. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to manage any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted despite preparations.

Aberdeen Standard Global Infrastructure Income Fund	37

Additional Information Regarding the Fund (unaudited) (continued)

Equity securities risk

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer's business, financial condition or prospects, and may fall to zero in the event of the issuer's bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which the Fund invests will be maintained.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Preferred Equity Risk. The right of a holder of an issuer's preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer's creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer's creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer's growth may be limited.

Other investment risks

Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying securities could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. With respect to the Adviser's dividend recapture strategy, the Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Liquidity Risk. The Fund's investments in Private Infrastructure Opportunities will be highly illiquid, and the Fund will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its Private Infrastructure Opportunities or, if successfully arranged, that it will be able to obtain favorable values upon the sale of the Private Infrastructure Opportunities in such transactions.

With respect to the Fund's investments in listed equity securities, the Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close call option positions at an advantageous price or a timely manner. Small- and mid-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when the Fund believes it is desirable to do so.

Private Company Securities Risk. The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies. Private companies, unlike public companies, are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Fund will be required to rely on the ability of the Adviser and Sub-Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. The Adviser and Sub-Adviser, however, may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests and there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund's investment performance. Private

38	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund's investment returns, which could negatively impact the dividends paid to you and the value of your investment. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund's interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund's private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund's NAV could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser's diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund's returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Adviser, such as private equity firms. The Fund's ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant

Aberdeen Standard Global Infrastructure Income Fund	39

Additional Information Regarding the Fund (unaudited) (continued)

not only upon the lead investor's ability to research, analyze, negotiate and monitor such investments, but also on the lead investor's ability to successfully oversee the operation of the company's business. The Fund's ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investments. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund's ability to accurately determine the fair value of the investments may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund's valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Some of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, some competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an "affiliated person" under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund's dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Adviser or its affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the United States without registration with the SEC pursuant to Regulation S ("Regulation S Securities").

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for

40	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Foreign Securities Risk. The Fund uses various criteria to determine which country is deemed to have issued the securities in which the Fund invests. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer's securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

The risks of investing in foreign securities are increased in connection with investments in emerging markets. See "Emerging Market Securities Risk".

Emerging Market Securities Risk. The risks of investing in foreign securities are increased in connection with investments in emerging markets. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund's inability to dispose fully and promptly of positions in declining markets could cause the Fund's NAV to decline as the value of the unsold positions is marked to lower prices. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence

Aberdeen Standard Global Infrastructure Income Fund	41

Additional Information Regarding the Fund (unaudited) (continued)

over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Foreign Currency Exposure Risk. The Fund may invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, the Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Fund is not required to hedge currency risk. The Adviser's use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund's hedge.

The Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations.

Terrorism and Cybersecurity Risk. Infrastructure-related issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to infrastructure-related issuers. The U.S. government has issued warnings that certain infrastructure assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, "cyber networks") might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

42	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

In addition, the Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk. The Fund may invest in financial derivative instruments for hedging, including primarily forward foreign exchange contracts to manage foreign currency risks, although the Advisers are not required to hedge the Fund's currency exposure.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's derivatives use are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives for purposes of hedging include:

•   Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•   Correlation Risk – The Fund is exposed to the risk that changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

•   Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

See also "Foreign Currency Exposure Risk" above.

OPERATIONAL RISKS

Stable Distribution Plan Risk. The Fund has adopted a Stable Distribution Plan, which may be changed at any time by the Board, to support a stable distribution of income, capital gains, and/or return of capital. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund.

The composition of each distribution to be made by the Fund is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's distributions will be based on the Fund's investment activity through the end of the calendar year. Under the Fund's Stable Distribution Plan, the Fund declares and pays monthly distributions from net investment income, capital gains and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to the Stable Distribution Plan, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Shareholders should not draw any conclusions about the Fund's investment performance from the amount of its distributions or from the terms of the Stable Distribution Plan.

Operating Results Risk. The Fund could experience fluctuations in its operating results due to a number of factors, including the return on its investments, the level of its expenses, and the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund's common shares trading at a discount. The risk that the Fund's common shares may trade at a discount is separate from the risk of a decline in the Fund's net asset value as a result of investment activities.

Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder's basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund's net asset value. Because the market price of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund's control, the Fund cannot predict whether its common shares will trade at, below or above net asset

Aberdeen Standard Global Infrastructure Income Fund	43

Additional Information Regarding the Fund (unaudited) (continued)

value, or at, below or above the public offering price for the Fund's common shares.

Delay in Use of Proceeds Risk. Although the Fund expects to fully invest the net proceeds of this offering in an initial portfolio of primarily publicly listed investments within one month after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and volumes of securities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short- term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities. The one-month timeframe associated with the anticipated use of proceeds could lower returns and lower the Fund's yield in the first year after the issuance of the Fund's common shares.

In addition, under current market conditions, the Fund expects that it may take approximately 24 months from the closing of this offering to identify and complete its investments in Private Infrastructure Opportunities. Further, the Fund's investment in Private Infrastructure Opportunities will be dictated by the availability of Private Infrastructure Opportunities and there is no guarantee that attractive opportunities will be available to permit the Fund to invest as desired.

Portfolio Turnover Risk. At times, particularly during the initial twelve months of operation, the Fund's portfolio turnover may be higher. High portfolio turnover involves greater transaction costs for the Fund and may result in greater realization of capital gains, including short-term capital gains.

Valuation Risk. The Private Infrastructure Opportunities will typically consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Fund will value these securities in accordance with valuation procedures adopted by the Board of Trustees. The types of factors that may be considered in fair value pricing of the Fund's investments include, as applicable, the nature and realizable value of any collateral, the issuer's ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. The Fund's net asset value could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that the Fund ultimately realizes upon the disposition of such securities.

Tax Risk. The Fund intends to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain its qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund's shareholders) and its income available for distribution will be reduced.

Leverage Risk. The Fund currently does not intend to use leverage, but may do so in the future. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•   the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•   the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•   the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•   when the Fund uses financial leverage, the management fee payable to the Adviser will be higher than if the Fund did not use leverage; and

•   leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund's portfolio declines, leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV

44	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (continued)

associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced any of its outstanding leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Fund currently does not intend to borrow money or issue debt securities or preferred shares, but may in the future borrow funds from banks or other financial institutions, or issue debt securities or preferred shares, as described in this prospectus. Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. If the Fund fails to meet such covenants, the Fund may be required to repay immediately, in part or in full, any outstanding leverage, necessitating the sale of portfolio securities, including illiquid securities, at inopportune times. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

Capital Markets Risk. In the event of an economic downturn or period of increased financial stress, like the one caused by the recent COVID-19 outbreak, the cost of raising capital in the debt and equity capital markets may increase, and the ability to raise capital may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, the Fund or the companies in which the Fund invests may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, the Fund or the companies in which the Fund invests may not be able to meet obligations as they come due. Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations and, consequently, the performance of the Fund.

Legal, Regulatory and Policy Risks. Legal and regulatory changes could occur that may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the SEC, the U.S. Commodity Futures Trading Commission (the "CFTC"), the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. The Fund may also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Due to recent instability in financial markets, including that caused by the recent COVID-19 outbreak, U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations have taken and may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice, with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions may be suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Limitations on Transactions with Affiliates Risk. The 1940 Act limits the Fund's ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company that is considered its affiliate under the 1940 Act. However, the Fund may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a

Aberdeen Standard Global Infrastructure Income Fund	45

Additional Information Regarding the Fund (unaudited) (continued)

conflict for the Adviser or Sub-Adviser between the Fund's interests and the interests of the portfolio company, in that the ability of the Adviser or Sub-Adviser, as applicable, to recommend actions in the Fund's best interests might be impaired.

The 1940 Act also prohibits certain "joint" transactions by the Fund with certain of its affiliates, including other accounts adviser by the Adviser and Sub-Adviser, which imposes limits on investments in the same issuer (whether at the same or different times). The Adviser may in the future seek exemptive relief from the SEC that would permit the Fund, among other things, greater flexibility to co-invest with certain other persons, including certain other accounts, subject to certain terms and conditions. Such relief may not cover all circumstances and the Fund may be precluded from participating in certain transactions due to regulatory restrictions on transactions with affiliates.

Potential Conflicts of Interest. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Adviser has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

The Adviser also has adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser's and Sub-Adviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser, the Sub-Adviser and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.

The Adviser has the ability to allocate investment opportunities of certain negotiated transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser pro rata based on available capital, up to the amount proposed to be invested by each ("Co-Investment Opportunities"). The 1940 Act and a rule thereunder impose limits on the Fund's ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from

46	Aberdeen Standard Global Infrastructure Income Fund

Additional Information Regarding the Fund (unaudited) (concluded)

the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a "negotiated transaction") arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction. To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, nonpublic information, however, it is the Adviser's intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund's investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.

The Adviser, the Sub-Adviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund's behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Adviser and the Sub-Adviser that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Adviser and the Sub-Adviser may at some time in the future manage additional investment funds with the same investment objective as the Fund.

Anti-Takeover Provisions Risk. The Fund's Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing the Fund to engage in certain transactions or modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Fundamental Investment Restrictions

The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

The Fund may not:

(1)  issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)  borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)  make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5)  underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities held in our portfolio;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts ("REITs")); and

(7)  purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by the Board without prior approval of a majority of the Fund's outstanding voting securities.

Aberdeen Standard Global Infrastructure Income Fund	47

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

48	Aberdeen Standard Global Infrastructure Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Standard Global Infrastructure Income Fund	49

Management of the Fund (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser are included in the table below under the heading "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in the table below under the heading "Independent Trustees."

Board of Trustees Information

Name, Address, Year of Birth	Positions Held within the Fund	Term of Office & Length of Time Served	Principal Occupation	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]
Interested Trustees
Stephen Bird Year of Birth: 1967	Class III Trustee	Term expires 2023; Trustee since 2021	Mr. Bird joined the Board of abrdn plc (formerly, SLA plc) in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	26	None.
Independent Directors
Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2023; Trustee since	Ms. Maasbach is the President of the Museum of Chinese in America. Ms. Maasbach is on the board of the National Committee on U.S.-China Relations and is a member of the Council on Foreign Relations.	7	None.
P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Fund; Class II Trustee	Term expires 2022; Trustee since 2020	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of other open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018 and fluidOil Ltd. (oil services) until June 2018. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	27	None.

50	Aberdeen Standard Global Infrastructure Income Fund

Management of the Fund (unaudited) (continued)

Name, Address, Year of Birth	Positions Held within the Fund	Term of Office & Length of Time Served	Principal Occupation	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]
Todd Reit c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2022; Trustee since 2020	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	1	None.
John Sievwright c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2020	Mr. Sievwright is a Non-Executive Director of Revolut (since August 2021) and Burford Capital Ltd (since May 2020). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	6	None.
1	As of September 30, 2021, Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 4 portfolios), Aberdeen Funds (which consists of 19 portfolios) and abdrn ETFs (which consists of 3 portfolios) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same "Fund Complex."
2	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Aberdeen Standard Global Infrastructure Income Fund	51

Management of the Fund (unaudited) (continued)

Information Regarding Officers* who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance	Since 2020	Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Josh Duitz** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2020	Currently, Deputy Head of the Global Equities Team, Mr. Duitz is responsible for managing Aberdeen Standard Global Infrastructure Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, AOD,AGD and ADVDX). He joined ASII in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.
Sharon Ferrari** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2020	Currently, Senior Product Manager – US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Keenan Fishwick c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1993	Vice President	Since 2020	Currently, Corporate Strategy Manager within Group Product Opportunities for ASII. Mr Fishwick joined ASII in 2016 as a Business Analyst.
Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2020	Currently, Director, Vice President and Head of Product &Client Solutions – Americas for Aberdeen Standard Investments Inc. ("ASII"), overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.
Heather Hasson** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2020	Currently, Senior Product Manager for ASII since 2009. She joined ASII as a Fund Administrator in 2006.

52	Aberdeen Standard Global Infrastructure Income Fund

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2020	Currently Chairman (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2020	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.
Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since 2020	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.
Jim O'Connor** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010 as U.S. Counsel.
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Chief Executive Officer and President	Since 2020	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined ASI from KPMG in 1999.
Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2020	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.

Aberdeen Standard Global Infrastructure Income Fund	53

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Ryan Sullivan c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2020	Currently, Co-Head of Real Assets at ASII responsible for co-managing the investment program across the private real assets continuum. Mr. Sullivan was a Vice President at FLAG prior to joining ASII via the firm's acquisition in 2015. Prior to joining FLAG in 2011, Mr. Sullivan worked for TransCanada Power as an analyst focused on investments in the power generation sector. While at TransCanada, he was part of a team which managed over 3,500 MW of conventional and renewable power generation assets and was responsible for acquisitions, development, deal structuring and portfolio management. Mr. Sullivan holds an MBA from Boston College and a BS from Merrimack College. He is also a CFA charterholder.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Board of Trustees.
**	Messrs. Andolina, Demetriou, Duitz, Goodson, Hendry, O'Connor and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, abdrn ETFs, and Aberdeen Income Credit Strategies Fund each of which may be deemed to be part of the same "Fund Complex" as the Fund.

The independent Trustees of the Fund have engaged Mr. Martin Gilbert as an advisory consultant to provide ongoing insight into the asset management industry given his long standing experience in both this sector and the closed end funds arena. The position is not remunerated, although travel and expenses are reimbursed across all the funds related to the consultancy.

Further information about the Fund's Trustees and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.

54   Aberdeen Standard Global Infrastructure Income Fund

Corporate Information

Trustees

Stephen Bird

Nancy Yao Maasbach

P. Gerald Malone, Chairman

Todd Reit

John Sievwright

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA19103

Custodian

State Street Bank and Trust Co.

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Loiusville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington D.C. 20006

Investor Relations

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

1-800-522-5465

Investor.Relations@abdrn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Standard Global Infrastructure Income Fund are traded on the NYSE under the symbol "ASGI". Information about the Fund's net asset value and market price is available at www.aberdeenasgi.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Standard Global Infrastructure Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

ASGI-ANNUAL

Item 2. Code of Ethics.

(a)	As of September 30, 2021, Aberdeen Standard Global Infrastructure Income Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit and Valuation Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2021	$68,650	$0	$18,000	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
September 30, 2020	$75,000	$45,000	$7,000	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2021	$18,000	$0	$401,745	$419,745
September 30, 2020	$7,000	$0	$357,225	$364,225

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2021, the Audit Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

Todd Reit

John Sievwright

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Global Equity Team, which is responsible for the Fund’s public infrastructure investments, and abrdn’s Real Assets Team, which is responsible for the Fund’s private/direct infrastructure investments. The portfolio managers are responsible for the day-to-day management of their respective sleeves of the Fund’s overall investment portfolio. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Services Rendered	Past Business Experience
Dominic Byrne, CFA®, Head of Global Equities	Responsible for managing global equities	Dominic Byrne is Head of Global Equities and is portfolio manager on abrdn’s global and responsible range of equity funds. He joined the firm in 2000 as part of the UK Equity Team at Standard Life (which merged in August 2017 with the Adviser’s parent company to form what is now abrdn plc). In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. In 2018, he was appointed Deputy Head of Global Equities and in 2020, he became Head of Global Equity. He graduated with a MEng in Engineering Science and is a CFA® charterholder.
Martin Connaghan, Investment Director, Global Equities	Responsible for global equity portfolio management	Currently, an Investment Director on the Global Equity Team at abrdn. Mr. Connaghan joined Murray Johnstone in 1998, which was subsequently acquired by abrdn in 2001. He has held a number of roles, including Trader and ESG Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London. He primarily focuses on global and global income mandates.
Joshua Duitz, Deputy Head of the Global Equities Team	Responsible for global equity portfolio management	Currently, Deputy Head of the Global Equities Team, Mr. Duitz is responsible for managing Aberdeen Standard Global Infrastructure Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, AOD,AGD and ADVDX). He joined ASII in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.
Donal Reynolds, CFA®, Investment Director, Global Equities	Responsible for global equity portfolio management	Donal Reynolds is an Investment Director in the Global Equity Team and is lead Portfolio Manager for the Global Equity SICAV and the Global Focused Funds (OIEC & SICAV), as well as being co-lead of the Global Innovation Fund. He joined abrdn in 2006 as an Investment Process Analyst. In 2010, he transferred to the US Equity Team in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this, he worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. He graduated with an MA in Chinese Studies and a BSC in Management. Additionally, he holds the Investment Management Certificate and is a CFA Charterholder.
Ryan Sullivan, CFA®, Head of Indirect Real Assets	Responsible for co-managing the investment program across the private real assets spectrum	Currently, Head of Indirect Real Assets at abrdn, and responsible for co-managing the investment program across the private real assets spectrum. Mr. Sullivan was a Vice President at FLAG Capital Management prior to joining abrdn via the firm's acquisition in 2015. Prior to joining FLAG in 2011, he worked for TransCanada as an analyst focused on energy infrastructure investments. While at TransCanada, he was part of a team which managed over 3,500 MW of conventional and renewable power generation assets and was responsible for acquisitions, development, deal structuring and portfolio management. He holds an MBA from Boston College and a BS from Merrimack College. He is also a CFA® charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2021.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Domenic Byrne	Registered Investment Companies	7	$2,214.48	0	$0
	Pooled Investment Vehicles	42	$6,038.45	0	$0
	Other Accounts	15	$2,333.92	0	$0
Martin Connaghan	Registered Investment Companies	7	$2,214.48	0	$0
	Pooled Investment Vehicles	42	$6,038.45	0	$0
	Other Accounts	15	$2,333.92	0	$0
Josh Duitz	Registered Investment Companies	7	$2,214.48	0	$0
	Pooled Investment Vehicles	42	$6,038.45	0	$0
	Other Accounts	15	$2,333.92	0	$0
Donal Reynolds	Registered Investment Companies	7	$2,214.48	0	$0
	Pooled Investment Vehicles	42	$6,038.45	0	$0
	Other Accounts	15	$2,333.92	0	$0
Ryan Sullivan	Registered Investment Companies	0	$0	0	$0
	Pooled Investment Vehicles	7	$424.15	7	$424.15
	Other Accounts	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, abrdn will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by abrdn and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, abrdn typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although abrdn anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, abrdn may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which abrdn anticipates a more significant market impact, abrdn intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of abrdn based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, abrdn may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

abrdn does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of abrdn’s discretionary account trading, abrdn may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2021
Dominic Byrne	None
Martin Connaghan	None
Joshua Duitz	$50,001-$100,000
Donal Reynolds	None
Ryan Sullivan	$10,001-$50,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended September 30, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

(e)	A copy of the Registrant's notices to stockholders, which accompanied distributions paid, pursuant to the Registrant's Managed Distribution Policy since the Registrant's last filed N-CSR, are filed herewith as Exhibit (e) as required by the terms of the Registrant's SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Standard Global Infrastructure Income Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Standard Global Infrastructure Income Fund

Date: January 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Standard Global Infrastructure Income Fund

Date: January 25, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Standard Global Infrastructure Income Fund

Date: January 25, 2022